STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1997
                           (revised March 6, 1998)


                        PIONEER VARIABLE CONTRACTS TRUST
                          consisting of ten portfolios)

                         International Growth Portfolio
                            Capital Growth Portfolio
                             Growth Shares Portfolio
                          Real Estate Growth Portfolio
                           Growth and Income Portfolio
                             Equity-Income Portfolio
                               Balanced Portfolio
                           Swiss Franc Bond Portfolio
                            America Income Portfolio
                             Money Market Portfolio

                                 60 State Street
                           Boston, Massachusetts 02109


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated May 1, 1997, as amended and/or supplemented from time to time, of Pioneer Variable Contracts Trust (the "Trust"). A copy of the Prospectus can be obtained free of charge from your insurance company. The most recent Annual Report to shareholders is attached to this Statement of Additional Information and is hereby incorporated by reference.
                                TABLE OF CONTENTS
                                                                    Page
1.    Investment Policies and Restrictions..........................    2
2.    Management of the Trust.......................................   18
3.    Investment Adviser............................................   22
4.    Principal Underwriter.........................................   24
5.    Custodian.....................................................   24
6.    Independent Public Accountant.................................   25
7.    Portfolio Transactions........................................   25
8.    Tax Status....................................................   27
9.    Description of Shares.........................................   30
10.   Certain Liabilities...........................................   31
11.   Determination of Net Asset Value..............................   31
12.   Investment Results............................................   33
13.   Financial Statements..........................................   36
         APPENDIX A - Description of Bond Ratings...................   46
         APPENDIX B - Index Descriptions and Performance Statistics.   50
         APPENDIX C - Other Pioneer Information.....................   61

                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


         The Trust consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). As described in the Prospectus, the portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The Trust currently consists of the following ten distinct portfolios: International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio (each a "Portfolio"). Your Variable Contract or qualified plan may not offer all Portfolios of the Fund. The terms and conditions of the Variable Contracts and any limitations upon the Portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the Portfolios in which such Plan may be invested are set forth in such Plan's governing documents. The Trust reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any Portfolio.


         Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each Portfolio of the Trust. In accordance with any limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the Trust's Portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the Trust's Portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a Portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the Portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a Portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this Statement of Additional Information refers only to Participating Insurance Companies and Qualified Plans, and not to contract holders or Qualified Plan participants.

         The Trust's Prospectus identifies the investment objective and the principal investment policies of each Portfolio and the risk factors associated with the Portfolio's investments. Other investment policies of the Portfolios and associated risk factors are set forth below. This Statement of Additional Information should be read in conjunction with the Prospectus.

Lower Quality Debt Obligations


         Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio and Equity-Income Portfolio may each invest up to 5% of their respective net assets in debt securities which are rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's) or, if unrated by such rating organizations, determined to be of comparable quality by Pioneering Management Corporation (the "Manager" or "PMC"), each Portfolio's investment adviser. International Growth and Swiss Franc Bond Portfolios may not purchase such lower quality debt securities, but up to 5% of their net assets may be invested in such securities as a result of credit quality downgrades. In addition, each Portfolio other than America Income and Money Market Portfolios may invest in medium quality debt securities (i.e., securities rated BBB by Standard & Poor's or Baa by Moody's, or unrated securities determined by the Manager to be of comparable quality).

         Bonds rated BB or Ba or below or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by the Manager). See Appendix B to this Statement of Additional Information for a description of the ratings issued by Standard & Poor's and Moody's.

         The amount of junk bond  securities  outstanding  has  proliferated  in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio's net asset value to the extent that it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect a Portfolio's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with the medium to lower quality debt securities of the type in which each Portfolio other than America Income and Money Market Portfolios may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Medium to lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         The prices of all debt securities generally fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of debt securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect any cash income from such securities but will be reflected in a Portfolio's net asset value.

Certificates of Deposit

         Swiss Franc Bond Portfolio may invest in investment grade certificates of deposit of domestic banks and savings and loan associations and foreign banks, without regard to the size of the issuing institution. Money Market Portfolio may invest in certificates of deposit of large domestic banks and savings and loan associations (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of such domestic banks, and of smaller banks as described below. Money Market Portfolio will not invest in certificates of deposit of foreign banks.

         Investment in certificates of deposit issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank.

         Although Money Market Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Accordingly, Money Market Portfolio may invest in certificates of deposit issued by banks and savings and loan associations which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Additional Information Regarding GNMA Certificates

         As discussed in the Prospectus, America Income Portfolio's investments in U.S. Government Securities may include mortgage participation certificates ("GNMA Certificates") guaranteed by the Government National Mortgage Association ("GNMA"). Real Estate Growth Portfolio and Balanced Portfolio also may invest in GNMA Certificates. GNMA Certificates evidence part ownership of a pool of mortgage loans. Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict with certainty the average life of a particular issue of GNMA Certificates. However, statistics published by the Farmers' Home Administration ("FHA") are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the underlying mortgages, with higher interest rate mortgages being more prone to prepayment or refinancing.

         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veterans Administration-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 6/100 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 44/100 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

         The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates for the reasons given in the section "Investment Objective and Policies" in the Prospectus. In quoting yields for GNMA Certificates, the customary practice is to assume that the GNMA Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 25/100 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

         Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.


Covered Call Options

         Growth and Income Portfolio may write (sell) covered call options on certain portfolio securities, but options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). The Fund does not expect to write (sell) covered call options with an aggregate value exceeding 5% of the Fund's total assets in the foreseeable future. As a writer of a call option, the Portfolio receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the option of purchasing the security from the Portfolio's portfolio at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The security covering the call is maintained in a segregated account of the Portfolio's custodian. The Portfolio does not consider a security covered by a call option to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         The Portfolio will purchase a call option only when entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Portfolio. There is no assurance that the Portfolio will be able to effect such closing purchase transactions at a favorable price; if the Portfolio cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. The Portfolio's portfolio turnover may increase through the exercise of options if the market price of the underlying securities appreciates and the Portfolio has not entered into a closing purchase transaction. The commission on the purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.


Securities Index Options

         International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio and Swiss Franc Bond Portfolio may invest in call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities the Portfolio intends to buy. The Portfolios will not invest in securities index options for speculative purposes.

         Currently, options on stock indices are traded only on national securities exchanges and over-the-counter, both in the United States and in foreign countries. However, a Portfolio will not purchase over-the-counter options. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index.

         A Portfolio may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of securities held by the Portfolio. If a Portfolio purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of securities held by the Portfolio. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Portfolio will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the securities held by the Portfolio.

         A Portfolio may purchase call options on securities indices in order to lock in a favorable price on securities that it intends to buy in the future. If a Portfolio purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments may offset increases in the price of securities that the Portfolio intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Portfolio pays to buy additional securities for its portfolio.

         A Portfolio may sell any securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable a Portfolio to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude a Portfolio from closing out its options positions. If a Portfolio is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         In addition to the risks of imperfect correlation between securities held by a Portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

Forward Foreign Currency Transactions


         International Growth Portfolio, Swiss Franc Bond Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio each may enter into foreign currency transactions on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Each of these Portfolios also has authority to purchase and sell forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.


         Each Portfolio's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions, except that, as described below, Swiss Franc Bond Portfolio may also enter into such contracts in order to link the value of an investment in a "non-Swiss franc security" (as defined in the Prospectus) to the performance of the Swiss franc. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Portfolio will be engaged in hedging activities when adverse exchange rate movements occur. A Portfolio may not necessarily, and Swiss Franc Bond Portfolio will not, attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Manager.

         A Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Manager determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if the Manager determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         Swiss Franc Bond Portfolio may combine forward contracts to purchase Swiss francs with investments in securities denominated in another currency in an attempt to construct a combined investment position whose overall performance will be similar to that of a security denominated in Swiss francs. For example, the Portfolio could purchase a dollar-denominated security and at the same time enter into a forward contract to exchange dollars for Swiss francs at a future date. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated security, the Portfolio should be able to "lock in" the Swiss franc value of the security, and the Portfolio's overall investment return from the combined position should be similar to the return from purchasing a Swiss franc-denominated instrument. This is commonly referred to as a "synthetic" investment position.

         Synthetic investment positions may offer greater liquidity than actual purchases of Swiss franc-denominated securities because of the broad variety of highly liquid short-term instruments available in the United States and other countries (other than Switzerland). However, the execution of a synthetic investment strategy may not be successful. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a non-Swiss franc security is not exactly matched with Swiss Franc Bond Portfolio's obligation under the forward currency exchange contract on the contract's maturity date, the Portfolio may be exposed to some risk of loss from fluctuation in the exchange rate between the Swiss franc and the non-Swiss franc currency. Although the Manager will attempt to match such investments, there can be no assurance that the Manager will be successful in doing so.

         If a Portfolio enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid, high grade debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Portfolio's commitment with respect to such contracts.

         The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved.

Options on Foreign Currencies


         International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio each may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of U.S. dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities quoted or denominated in that currency.


         Conversely, if a rise in the U.S. dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of U.S. dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         A Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Futures Contracts and Options on Futures Contracts


         To hedge against changes in securities prices or currency exchange rates, International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio and Swiss Franc Bond Portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Growth Shares Portfolio, Growth and Income Portfolio and Balanced Portfolio may only purchase and sell futures contracts that relate to foreign currencies and related options. Each Portfolio may also enter into closing purchase and sale transactions with respect to such futures contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the Portfolios are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.


         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are quoted or denominated in such currency. A Portfolio can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that the Portfolio has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Each Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures contracts and options transactions. In the case of futures contracts or options requiring a Portfolio to purchase securities, the Portfolio must place cash or liquid, high grade debt securities in a segregated account maintained by the custodian and marked to market daily to cover such futures contracts and options.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Portfolio owns or proposes to acquire. A Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those securities held by the Portfolio. Similarly, a Portfolio may sell futures contracts in currency in which its portfolio securities are quoted or denominated, or in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by a Portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Portfolio's securities portfolio. When hedging of this character is successful, any depreciation in the value of securities held by a Portfolio will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of securities held by a Portfolio would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Portfolio may take a "long" position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.


         Options on Futures Contracts. International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio may each purchase and write options on futures contracts for hedging purposes. The acquisition of put and call options on futures contracts will give a Portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Portfolio's assets. By writing a call option, a Portfolio becomes obligated (if the option is exercised), in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, by writing a put option, the Portfolio becomes obligated (if the option is exercised) to purchase a futures contract which may have a value lower than the exercise price. Thus, the loss that a Portfolio may incur by writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Portfolio will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


         Other Considerations. As noted above, International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio may each engage in futures and related options transactions for hedging purposes. CFTC regulations permit principals of an investment company registered under the 1940 Act to engage in such transactions for bona fide hedging (as defined in such regulations) and certain other limited purposes without registering as commodity pool operators. Each Portfolio will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, each Portfolio's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Portfolio expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Portfolio to elect to comply with a different test under which the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) may not exceed 5% of the market value of the Portfolio's net assets. A Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options include brokerage costs, required margin deposits and, in the case of contracts and options obligating a Portfolio to purchase securities or currencies, the requirement that the Portfolio segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss.

         Perfect correlation between a Portfolio's futures positions and portfolio positions will be difficult to achieve because the only futures contracts available to hedge a Portfolio's portfolio are various futures on U.S. Government securities and foreign currencies, futures on a municipal securities index and stock index futures. In addition, it is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements affect the value of different securities in differing degrees.

Restricted and Illiquid Securities

         Each Portfolio, other than America Income Portfolio and Money Market Portfolio, may invest up to 5% of its net assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and, for the Portfolios that allow non-U.S. investments, foreign securities which are offered or sold outside the United States. In addition, each Portfolio other than Money Market Portfolio may invest up to 15% of its net assets in illiquid investments, which includes securities that are not readily marketable and repurchase agreements maturing in more than seven days. Money Market Portfolio may invest up to 10% of its net assets in such investments. Generally, a security may be considered illiquid if a Portfolio is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restrictions on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. exchanges or in the over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A ("144A securities"), which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity for each Portfolio to the Manager, pursuant to guidelines reviewed by the Trustees. The Manager takes into account a number of factors in reaching liquidity decisions. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager will monitor the liquidity of securities held by the Portfolio and report periodically on such decisions to the Trustees.

Repurchase Agreements

         Each Portfolio may enter into repurchase agreements with "primary dealers" in U.S. Government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Each Portfolio that may invest in foreign securities may also enter into repurchase agreements involving certain foreign government securities. The primary risk associated with repurchase agreements is that, if the seller defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, a Portfolio could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter into a repurchase agreement for a Portfolio, the Manager will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. See "Repurchase Agreements" in the Prospectus.

Lending of Portfolio Securities

         Each Portfolio other than America Income Portfolio and Money Market Portfolio may lend portfolio securities to member firms of the New York Stock Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned by a Portfolio exceed 33 1/3% of the value of its total assets.



Real Estate Investment Trusts

         Real Estate Growth Portfolio may invest without limitation in shares of real estate investment trusts ("REITs"). Capital Growth Portfolio, Growth Shares Portfolio, Growth and Income Portfolio, Equity-Income Portfolio and Balanced Portfolio each may invest up to 5% of their respective total assets in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the the Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks.
When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.




Investment Restrictions

         The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the record holders of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the recordholders of 67% or more of the shares of a Portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the Portfolios are present in person or by proxy, or (ii) the holders of more than 50% of the Portfolio's outstanding shares.


Restrictions That Apply to International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio:

         Each Portfolio may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Portfolio's investment policy, and the pledge, mortgage or hypothecation of the Portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and (for Swiss Franc Bond Portfolio only) forward roll transactions, and then only in amounts not to exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) taken at market value. The Portfolio will not use leverage to attempt to increase income. The Portfolio will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Portfolio's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Portfolio's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (5) Purchase or sell real estate, except that the Portfolio may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

         (6) Make loans, except that the Portfolio may lend portfolio securities in accordance with the Portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies.

     (8) (This restriction No. 8 does not apply to Real Estate Growth Portfolio) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if
                  (a) such purchase would cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

         It is the fundamental policy of each Portfolio other than Real Estate Growth Portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the Securities and Exchange Commission (the "SEC"), investments are concentrated in a particular industry if such investments aggregate 25% or more of the Portfolio's total assets. The foregoing industry concentration policy does not apply to investments in U.S. Government securities.

         Real Estate Growth Portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry.

         As a matter of nonfundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Trust, on behalf of each Portfolio, has agreed not to:

         (a) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager to save commissions or to average prices among them is not deemed to result in a securities trading account.

         (b) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

         (c) Purchase a security if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company; provided, however, the Portfolio can exceed such limitations in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other closed-end investment company.

         (d) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Portfolio in all such issuers to exceed 5% of the value of the total assets of the Portfolio.

     (e) Invest for the purpose of exercising control over or management of any company.

         (f) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange or comparable international exchanges or more than 5% of the value of the Portfolio's net assets would be invested in warrants, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Portfolio in units with or attached to debt securities shall be deemed to be without value.

         (g) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Portfolio or directors or officers of the Portfolio's Manager or any investment management subsidiary of such Manager individually owns beneficially more than 1/2% and together own beneficially more than 5% of the securities of such issuer.

         (h) Purchase interests in oil, gas or other mineral leases or exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         (i) Purchase any security which is illiquid, if more than 15% of the net assets of the Portfolio, taken at market value, would be invested in such securities. The Portfolio may not invest in repurchase agreements maturing in more than seven days. The Portfolio currently intends to limit its investments in illiquid securities to illiquid Rule 144A securities.

         (j) Invest more than 5% of its total assets in restricted securities, excluding Rule 144A securities; provided, however, the Portfolio may not invest more than 15% of its total assets in restricted securities, including such Rule 144A securities.

         (k) Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads, or straddles, other than protective put options.

         (l)  Invest in real estate limited partnerships.

         (m) Real Estate Growth Portfolio may not invest more than 10% of its total assets in shares of REITs that are not readily marketable.

Restrictions That Apply to America Income Portfolio

         America Income Portfolio may not:

         (1) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Portfolio will not purchase securities while any borrowings are outstanding;

         (2)      purchase securities on margin;

          (3) make loans to any person, except by (a) the purchase of a debt obligation in which the Portfolio is permitted to invest and (b) engaging in repurchase agreements;
         (4) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

         (5) issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Portfolio's investment policies.

         The Trust, on behalf of America Income Portfolio, has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the Trust's Board of Trustees and without shareholder approval or notification. Pursuant to these additional restrictions, the Portfolio may not:

         (a) make short sales of securities, unless by virtue of its ownership of other securities, the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same terms and conditions, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (b) write, purchase or otherwise invest in any put, call, straddle or spread options;

         (c) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Portfolio, taken at market value, would be invested in such securities;

         (d) pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Portfolio;

         (e)      invest in warrants;

         (f) invest in oil, gas or other mineral leases or exploration or development programs;

         (g) purchase or sell real estate, including real estate limited partnerships except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership or securities; and

          (h) invest in assets, except in U.S. Government Securities and in when-issued commitments and repurchase agreements with respect to these securities;
Restrictions That Apply to Money Market Portfolio

         Money Market Portfolio may not:

         (1) except with respect to investments in obligations of (a) the U.S. Government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry;

         (2) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Portfolio will not purchase securities while any borrowings are outstanding;

         (3)      make short sales of securities;

         (4)      purchase securities on margin;

         (5) write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs;

          (6) make loans to any person, except by (a) the purchase of a debt obligation in which the Portfolio is permitted to invest and (b) engaging in repurchase agreements;
          (7) knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market;

          (8) purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets;
         (9) purchase or retain the securities of any issuer if any officer or Trustee of the Trust or the Portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the Trust and the Portfolio's investment adviser together own more than 5% of the securities of such issuer;

          (10) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;
          (11) invest in companies for the purpose of exercising control or management; or
          (12) issue senior securities.

         In addition, in order to comply with certain nonfundamental policies of the Portfolio, the Portfolio will not (i) pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Portfolio, (ii) will not commit more than 10% of its assets to illiquid investments, such as repurchase agreements that mature in more than seven days,
(iii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years continuous operation, or
(iv) invest in warrants. The term "person" as used in Investment Restriction No. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.

Certain Additional Non-Fundamental Restrictions that apply to the Portfolios

         Except with respect to the 300% asset coverage required with respect to borrowings by each Portfolio, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Portfolio's assets will not be considered a violation of the restriction.

         In order to permit the sale of shares of the Portfolios in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of a Portfolio and its shareholders, the Portfolio may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.


Foreign Country Guidelines

               (Applicable to International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio and Balanced Portfolio)

A. Each Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 20%.

B. Except as set forth in items C and D below, the Portfolio will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

C. The Portfolio may have an additional 15% of its value invested in securities of issuers located in any one of the following countries:
     Australia, Germany, France, Japan or the United Kingdom.
D. The Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.
Borrowing Guidelines

(Applicable to all Portfolios other than Swiss Franc Bond Portfolio)

         Pursuant to these guidelines, the borrowing limits for each Portfolio are:

A.    10% of net asset value when borrowing for any general purposes; and

B. 25% of net asset value when borrowing as a temporary measure to facilitate redemptions.
The net asset value of a Portfolio is the market value of all investments or assets owned, less outstanding liabilities of the Portfolio at the time that any new or additional borrowing is undertaken. Additionally, borrowing is not acceptable for leveraging purposes.


2.       MANAGEMENT OF THE TRUST

         The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, DOB: June 1926 President, Chief Executive Officer and a Director of The Pioneer Group,
     Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian timber joint venture); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("Pintl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia"), Pioneer Omega, Inc. ("Omega"); and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP (counsel to the Fund).
RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
       Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108 President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.
DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944
       Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl, First Russia, Omega and Pioneer SBIC Corporation; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
       Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

STEPHEN G. KASNET, Vice President, DOB:   May 1945
       Trustee and Vice President of Pioneer Real Estate Shares; Vice President of PGI and President of Pioneer Real Estate Advisor, Inc. since 1995; Managing Director, Winthrop Financial Associates and First Winthrop Corp. from 1991 to 1995; Executive Vice President, Cabot, Cabot & Forbes from 1989 to 1991.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
       Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
       Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund); and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
       Manager of Fund Accounting of PMC since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
       General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.

NORMAN KURLAND, Vice President,  DOB:  November 1949
       Senior Vice President of PMC since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer Europe Fund, Pioneer Emerging Markets Fund, Pioneer India Fund and Pioneer International Growth Fund.

J.  RODMAN WRIGHT, Vice President,  DOB:   January 1961
       Vice President of PMC and Pioneer Capital Growth Fund, since January 1997 and former analyst and assistant portfolio manager of the Fund; formerly an analyst and a co-portfolio manager, focusing on small capitalization securities, with another investment firm from November 1989 to July 1994.

ROBERT W. BENSON, Vice President,  DOB:  April 1947
       Senior Vice President of PMC; Vice President of Pioneer Mid-Cap Fund and Pioneer Real Estate Shares.

JOHN A. CAREY, Vice President,  DOB:   May 1949
       Vice President of PMC, Pioneer Equity-Income Fund and Pioneer Fund.

WILLIAM C. FIELD,  Vice President,  DOB:   September 1964
       Vice President of PMC and Pioneer Balanced Fund. Research Analyst since 1991 and served as an assistant portfolio manager for certain instituttional accounts since January 1996.

SHERMAN B. RUSS, Vice President,  DOB:  July 1937
       Senior Vice President of PMC; Vice President of Pioneer Bond Fund, Pioneer Money Market Trust, Pioneer America Income Trust and Pioneer Interest Shares.

SALVATORE P. PRAMAS, Vice President, DOB:  April 1963
       Vice President of PMC.

JEFFREY B. POPPENHAGEN, Vice President,  DOB:  March 1962
         Vice President of PMC and Pioneer Growth Shares, since February 1996; formerly a portfolio manager for a number of equity portfolios.

         The Trust's Agreement and Declaration of Trust provides that the recordholders of two-thirds of its outstanding shares may vote to remove a Trustee of the Trust at any special meeting of shareholders. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PMC, PFD and PSC is directly or indirectly owned by PGI, a Delaware corporation. All of the outstanding capital stock of PFD is owned by PMC. The table below lists all the Pioneer funds currently offered to the public (other than the Portfolios) and the investment adviser and principal underwriter for each fund.
                                                     Investment   Principal
Fund Name                                            Adviser      Underwriter

Pioneer Fund                                           PMC            PFD
Pioneer II                                             PMC            PFD
Pioneer Mid-Cap Fund                                   PMC            PFD
Pioneer Growth Shares                                  PMC            PFD
Pioneer Micro-Cap Fund                                 PMC            PFD
Pioneer Small Company Fund                             PMC            PFD
Pioneer Capital Growth Fund                            PMC            PFD
Pioneer Equity-Income Fund                             PMC            PFD
Pioneer Gold Shares                                    PMC            PFD
Pioneer Real Estate Shares                             PMC            PFD
Pioneer Balanced Fund                                  PMC            PFD
Pioneer Europe Fund                                    PMC            PFD
Pioneer World Equity Fund                              PMC            PFD
Pioneer International Growth Fund                      PMC            PFD
Pioneer Emerging Markets Fund                          PMC            PFD
Pioneer India Fund                                     PMC            PFD
Pioneer Bond Fund                                      PMC            PFD
Pioneer America Income Trust                           PMC            PFD
Pioneer Short-Term Income Trust                        PMC            PFD
Pioneer Tax-Free Income Fund                           PMC            PFD
Pioneer Intermediate Tax-Free Fund                     PMC            PFD
Pioneer Cash Reserves Fund                             PMC            PFD
Pioneer Interest Shares                                PMC            *
------------------------------

   *    This fund is a closed-end investment company.


         PMC, the investment adviser to each Portfolio, also manages the investments of certain institutional private accounts. To the knowledge of the Trust, no officer or Trustee of the Trust owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 14% of such shares. As of April 2, 1997, the officers and Trustees of the Trust held in the aggregate less than 1% of the outstanding shares of each Portfolio.

         As of April 2, 1997, the following record holder owned substantially all the shares of each Portfolio: Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653.

Compensation of Officers and Trustees

         The Trust pays no salaries or compensation to any of its officers, however, the Trust pays an annual trustee's fee to each Trustee who is not affiliated with PMC, PGI, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Trust. In addition, the Trust pays a per meeting fee of $100 to each Trustee who is not affiliated with PMC, PGI, PFD or PSC. The Trust also pays an annual committee participation fee to trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Trust on the basis of the Trust's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chair who receive an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chair who receives an annual trustee's fee equal to 10% of the annual trustee's fee. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Trust under its Management Contract.

         The following table sets forth the compensation of the Trustees from the Trust and the other Pioneer Funds for the fiscal year of the Trust ending December 31, 1996:

                                                                     Pension or                  Total
                                                                     Retirement               Compensation
                                                                      Benefits               from Pioneer
                                        Aggregate                    Accrued as             Family of Funds
                                      Compensation                     Part of                (including
Name of Trustee                      From the Trust*              Trust's Expenses             Trust)**

John F. Cogan, Jr.                        $  500                         $0                    $11,083
Richard H. Egdahl, M.D.                   $2,000                          0                    $59,858
Marguerite A. Piret                       $2,100                          0                    $79,842
David D. Tripple*                         $  500                          0                    $11,083
Stephen K. West                           $2,100                          0                    $67,850
                                          ------                          -                    -------
Total                                    $7,200                                               $417,052
                                         ======                                               ========
*    For the fiscal year ended December 31, 1996.
** For the  calender  year ended  December  31,  1996 for all 21 Pioneer mutual funds.

3.       INVESTMENT ADVISER

         As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the investment adviser to each Portfolio. Each of the Trust's management contracts is renewable annually by the vote of a majority of the Board of Trustees of the Trust (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. Each contract terminates if assigned and may be terminated with respect to one or more Portfolios without penalty by either party by vote of its Board of Directors or Trustees, as the case may be, or a majority of the affected Portfolio's outstanding voting securities and the giving of sixty days' written notice.

         As compensation for the management services and expenses incurred, the Manager is entitled to management fees at the annual rate of the applicable Portfolio's average daily net assets set forth below.

                                        Percentage of Average
Portfolio                                   Daily Net Assets
International Growth Portfolio                   1.00%
Real Estate Growth Portfolio                     1.00%
Capital Growth Portfolio                         0.65%
Growth Shares Portfolio                          0.70%
Growth and Income Portfolio                      0.65%
Equity-Income Portfolio                          0.65%
Balanced Portfolio                               0.65%
Swiss Franc Bond Portfolio                       0.65%
America Income Portfolio                         0.55%
Money Market Portfolio                           0.50%


         The above management fees are normally computed daily and paid monthly in arrears. The Manager has voluntarily agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Portfolios to the extent necessary to reduce expenses to a specified percentage of average daily net assets, as indicated below. As of the date of this Statement of Additional Information, expense limitations are in effect for International Growth Portfolio, Growth Shares Portfolio, Real estate Growth Portfolio, Growth and Income Portfolio, Swiss Franc Bond Portfolio and America Income Portfolio. PMC is waiving all or a portion of its management fees for International Growth Portfolio, Real Estate Growth Portfolio and Swiss Franc Bond Portfolio. Other Expenses may be reduced, as necessary for International Growth Portfolio and Swiss Franc Bond Portfolio. Any such arrangements may be terminated by the Manager at any time without notice.


                                               Percentage of Portfolio's
Portfolio                                      Average Daily Net Assets


International Growth Portfolio                 1.50%
Growth Shares Portfolio                        1.25%
Growth and Income Portfolio                    1.25%
Real Estate Growth Portfolio                   1.25%
Swiss Franc Bond Portfolio                     1.25%
America Income Portfolio                       1.25%



         For the fiscal years ended December 31, 1995 and December 31, 1996, the Portfolios would have incurred the following management fees had the expense limitation agreements not been in place:


                                                1995               1996
                                                ----               ----

    International Growth Portfolio           $  8,341           $128,708
    Capital Growth Portfolio                 $17,739            $178,068
    Real Estate Growth Portfolio             $  1,879           $ 29,633
    Equity-Income Portfolio                  $10,878            $161,879
    Balanced Portfolio                       $  3,924           $ 52,926
    America Income Portfolio                 $    127           $ 23,307
    Swiss Franc Bond Portfolio               $ 3,861            $ 33,183
    Money Market Portfolio                   $ 4,972            $ 42,001

Real Estate Growth Portfolio Subadviser. Boston Financial Securities, Inc. ("BFS"), 101 Arch Street, Boston, Massachusetts, serves as the Real Estate Growth Portfolio's subadviser. The subadvisory agreement among the Portfolio, PMC and BFS expires on May 31, 1997 but is renewable annually after such date by the vote of a majority of the Board of Trustees of the Portfolio (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by any party by vote of its Board of Directors or Trustees, as the case may be, or a majority of its outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its subadvisory services, PMC pays BFS a subadvisory fee equal to 0.30% per annum of the Real Estate Growth Portfolio's average daily net assets. The fee is normally computed daily and paid monthly. The subadvisory fee payable by PMC to BFS will be reduced proportionally to the extent that the management fee paid by the Portfolio to PMC is reduced under PMC's voluntary expense limitation agreement or to the extent that PMC, after written notice to BFS, elects to utilize a portion of the management fees paid to PMC by the Portfolio to make payments to third parties.

As of December 31, 1996, the following individuals owned beneficially more than 10% of the outstanding common stock of BFS: Randolph G. Hawthorne (11.17%), Fred
N. Pratt, Jr. (12.98%), William B. Haynsworth (11.24%). The address for each of these individuals is BFS, 101 Arch Street, Boston, Massachusetts 02110.

4.PRINCIPAL UNDERWRITER

         Pioneer Funds Distributor, Inc., 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Trust in connection with the continuous offering of shares of the Portfolios. The Trust will not generally issue shares for consideration other than cash. At the Trust's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

         The redemption price of shares of beneficial interest of a Portfolio may, at PMC's discretion, be paid in cash or portfolio securities. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Portfolio's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

5.       CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian") is the custodian of each Portfolio's assets. The Custodian's responsibilities include safekeeping and controlling each Portfolio's cash and securities in the United States as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located in the foreign countries (the "Subcustodians"). The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Portfolios and assistance in arranging for forward currency exchange contracts as described above under "Investment Policies and Restrictions."

         The Custodian does not determine the investment policies of any Portfolio or decide which securities it will buy or sell. Each Portfolio may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the United States or in
recognized central depositories in foreign countries. In selecting Brown Brothers Harriman & Co. and its network of foreign subcustodians as the custodians for foreign securities, the Board of Trustees made certain determinations required by Rule 17f-5 promulgated under the 1940 Act. The Trustees annually review and approve the continuations of its international subcustodian arrangements.


6.       INDEPENDENT PUBLIC ACCOUNTANT


         Arthur Andersen LLP, 225 Franklin Street, Boston, MA 02110, is the Trust's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.



7.       PORTFOLIO TRANSACTIONS

Money Market Portfolio

         PMC intends to fully manage Money Market Portfolio by buying and selling securities, as well as holding securities to maturity. In managing
Pioneer Money Market Portfolio, PMC seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

     (1) shortening the average maturity of the Portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

     (2) lengthening the average maturity of the Portfolio in anticipation of a decline in interest rates so as to maximize yield;
     (3) selling one type of debt security and buying another when disparities arise in the relative values of each; and
     (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

All Portfolios

         All orders for the purchase or sale of portfolio securities are placed on behalf of a Portfolio by the Manager pursuant to authority contained in the Management Contracts. The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting brokers and dealers, the Manager considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the United States) and are generally higher than in the United States. In addition, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers.

         The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Manager attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Portfolios. The Manager normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere.

         In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, the Manager may select broker-dealers which provide brokerage and/or research services to the Portfolios and/or other investment companies or accounts managed by the Manager. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Portfolios and other investment companies or accounts managed by the Manager are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to the Manager in rendering investment management services to a Portfolio as well as to other investment companies or accounts managed by the Manager, although not all of such research may be useful to the Portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Manager in carrying out its obligations to a Portfolio. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of other investment companies or accounts managed by the Manager. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of such investment companies and accounts. In addition, if the Manager determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a Portfolio may pay commissions to such broker in an amount greater than the amount another firm may charge.

         In addition to serving as investment adviser to the Portfolios, the Manager acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Portfolios. As such, securities may meet investment objectives of a Portfolio, such other funds and such private accounts. In such cases, the decision to recommend purchases for one Portfolio, fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each Portfolio, fund or account presently has in a particular industry or country and the availability of investment funds in each Portfolio, fund or account.

         It is possible that, at times, identical securities will be held by more than one Portfolio, fund and/or account. However, the position of any Portfolio, fund or account in the same issue may vary and the length of time that any Portfolio, fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that a Portfolio, another fund in the Pioneer group or a private account managed by the Manager seeks to acquire the same security at about the same time, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Manager decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for a Portfolio or other account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The Trustees periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolios.

         For the fiscal periods ended December 31, 1995 and December 31, 1996, the Portfolios paid or owed aggregate brokerage commissions as follows:

                                                        Aggregate Brokerage Commissions
                                                                1995               1996
    International Growth Portfolio                              $13,538           $104,003
    Capital Growth Portfolio                                    $29,663           $112,179
    Real Estate Growth Portfolio                                $  1,049          $  22,788
    Equity-Income Portfolio                                     $  6,890          $  45,921
    Balanced Portfolio                                          $  2,646          $  16,275
    America Income Portfolio                                    $         0       $           0
    Swiss Franc Bond Portfolio                                  $         0       $           0
    Money Market Portfolio                                      $         0       $           0

8.       TAX STATUS

         Each Portfolio is treated as a separate entity for federal income tax purposes. It is each Portfolio's policy to meet the requirements of Subchapter M of the Code, for qualification as a regulated investment company. These requirements relate to the sources of a Portfolio's income, the diversification of its assets and the distribution of its income to shareholders. If a Portfolio meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Portfolio will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, a Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gains from the sale of stock, securities and certain other positions held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income a Portfolio earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Portfolio as in the hands of such entities; consequently, a Portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the Investment Company Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Portfolios as assets of the related separate accounts and, among other things, limit the assets of a Portfolio that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer for this purpose. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in adverse treatment of the variable contract holders, differing from the treatment described in the applicable variable contract prospectus, by causing the contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Portfolio have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by a Portfolio in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Portfolio to satisfy the limitations described in the second paragraph above that are applicable to the income or gains recognized by a regulated investment company. If the net foreign exchange loss for a year were to exceed a Portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Portfolio or its shareholders in future years.

         If a Portfolio acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. A Portfolio may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


         Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio and Equity-Income Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. International Growth Portfolio may hold such securities only as a result of credit quality downgrades. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolios. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Portfolio, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income tax.


         If a Portfolio invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Portfolio must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income tax. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Portfolio and therefore are not expected to be distributed as such to shareholders. At December 31, 1996, America Income Portfolio had aggregate capital loss carryforwards of $72,758 which will expire in 2004 if not utilized. As of December 31, 1996, International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio and Money Market Portfolio had no capital loss carryforwards.

         Redemptions and exchanges are taxable events for any shareholder that is subject to tax with respect to its investment in a Portfolio. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by a Portfolio on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Portfolio to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Portfolios. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a Portfolio's income and losses and hence of its distributions to shareholders.

         Each Portfolio that may invest in foreign countries may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gain, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Portfolios do not expect to pass through to their shareholders their pro rata shares of qualified foreign taxes paid by the Portfolios.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts held by trustees of qualified pension or retirement plans. These shareholders should consult their tax advisers for more information.

         If, as anticipated, each Portfolio qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description above relates solely to U.S. federal income tax law as it applies to the Portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


9.       DESCRIPTION OF SHARES


         The Trust's Agreement and Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of ten Portfolios. The Trustees may establish additional portfolios of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. Each share of a Portfolio represents an equal proportionate interest in the Portfolio. The shares of each Portfolio participate equally in the earnings, dividends and assets of the Portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all Portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a Portfolio, the Portfolio's shareholders are entitled to share pro rata in the Portfolio's net assets available for distribution to shareholders.


         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Trust's Agreement and Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below.

         The rights, if any, of Variable Contract holders to vote the shares of a Portfolio are governed by the relevant Variable Contract. For information on such voting rights, see the prospectus describing such Variable Contract.

10.  CERTAIN LIABILITIES

         As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated September 16, 1994, as amended January 25, 1995. A copy of the Trust's Certificate of Trust, also dated September 16, 1994, as amended February 3, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of a Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

         To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust or Portfolio property of any shareholders held personally liable for any obligations of the Trust or of such Portfolio and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Portfolio is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Portfolio itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Trust shareholder is remote.

         The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust or any Portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

11.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading (currently 4:00 p.m., Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No Portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the Portfolio become effective and no shares of the Portfolio are tendered for redemption.

         The net asset value per share of each Portfolio is computed by taking the value of all of the Portfolio's assets less the Portfolio's liabilities, and dividing it by the number of outstanding shares of the Portfolio. For purposes of determining net asset value, expenses of each Portfolio are accrued daily.

Money Market Portfolio

         Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

         In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

         The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the Portfolio must adhere to certain conditions which are described in detail in the Prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the Portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the Portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the Trust to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

All Other Portfolios

         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Trust's Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board.


12.      INVESTMENT RESULTS

         Each Portfolio's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Portfolio may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. In addition, the performance of a Portfolio may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Portfolio is listed in such publications) or used for comparisons, as well as performance listings and rankings from various other sources including CDA/Weisenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Block Carre and Co., Lipper Analytical Services, Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to Trust shareholders.

         One of the primary methods used to measure the performance of each Portfolio is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of that Portfolio. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Trust may also present, from time to time, historical information depicting the value of a hypothetical account in a Portfolio since the Portfolio's inception.

         In presenting investment results, the Trust may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Average Annual Total Return Quotations

         Average annual total return quotations for shares of the Portfolios are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                            P(1+T)n  =  ERV

Where: P        =        a hypothetical initial payment of $1,000

       T        =        average annual total return

       n        =        number of years

       ERV      =        ending redeemable value of the hypothetical $1000
                         initial payment made at the
                         beginning of the designated period (or fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size.

Standardized Yield Quotations

         The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Portfolio on the last day of such base period in accordance with the following formula:

                                    a-b
                  YIELD = 2[  ( ------  +1)6-1]
                                    cd

Where: a   =        interest earned during the period

       b   =        net expenses accrued for the period

       c   =        the average daily number of shares outstanding during the
                    period that were entitled
                    to receive dividends

       d   =        the maximum offering price per share on the last day of
                    the period


For purposes of calculating interest earned on debt obligations as provided in item "a" above:

                   (i) The yield to maturity of each obligation held by the Portfolio is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

                  (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30-day base period.

                 (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

                  (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), each Portfolio accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, a Portfolio may elect (i) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the discount or premium on a remaining security.

         For purposes of computing a Portfolio's yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation held by the Portfolio each day that the obligation is held by the Portfolio.

Yield Quotations for Money Market Portfolio

         Money Market Portfolio's yield quotations are computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share of the Portfolio at the beginning of the seven-day base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to the Portfolio, in proportion to the length of the base period and the Portfolio's average account size (with respect to any fees that vary with the size of an account).

         Money Market Portfolio may also advertise quotations of effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

         Effective Yield = (base period return +1) 365/7 - 1

         The Portfolios' average annual total returns for the year ended December 31, 1996 and for the periods from commencement of operations to December 31, 1996 are as follows:

                         Average Annual Total Return (%)

                          One Year          Five Years         Ten Years       Commencement

International Growth      10.24              N/A               N/A                  8.54*
Capital Growth            17.59              N/A               N/A                 15.03*
Real Estate Growth        35.73              N/A               N/A                 28.55*
Equity-Income             21.18              N/A               N/A                 21.18*
Balanced                  14.26              N/A               N/A                 19.16*
America Income              1.30             N/A               N/A                  3.77*
Swiss Franc Bond         -10.88              N/A               N/A                 -9.06**

           *  Commencement of operations, March 1, 1995.
         **  Commencement of operations, November 1, 1995.



13.      FINANCIAL STATEMENTS

         The Trust's financial statements for the fiscal period ended December 31, 1996 are included in the Trust's Annual Report to Shareholders, which report is incorporated by reference into and is attached to this Statement of Additional Information. The Trust's Annual Report to Shareholders is so incorporated and attached in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. A copy of the Trust's Annual Report may be obtained without charge by calling your insurance company.

Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision International Growth AUV



      Date        Initial Investment      Unit Value       Units Purchased     Intitial Total Value
     3/1/95           $10,000.00          $ 1.002063          9,979.412              $10,000

      Date            Cumulative          Unit Value          Units Held           Total Value          Guaranteed Minimum
                      Investment                                                                          Death Benefit
    12/31/95          $10,000.00          $ 1.093958          9,979.412             $10,917.06              $10,000.00
    12/31/96            10,000.00            1.170756         9,979.412              11,683.46               10,000.00


Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision Capital Growth AUV




       Date        Initial Investment     Unit Value       Units Purchased      Intitial Total Value
      3/1/95           $10,000.00         $ 1.000038          9,999.620                $10,000

       Date            Cumulative         Unit Value          Units Held             Total Value         Guaranteed Minimum
                       Investment                                                                           Death Benefit
     12/31/95          $10,000.00         $ 1.158080          9,999.620              $11,580.36              $10,000.00
     12/31/96           10,000.00            1.313525         9,999.620                13,134.75               10,000.00






Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision Real Estate Growth AUV



      Date       Initial Investment       Unit Value         Units Purchased     Intitial Total Value
     3/1/95          $10,000.00           $ 1.000227            9,997.731              $10,000

      Date           Cumulative           Unit Value           Units Held            Total Value          Guaranteed Minimum
                     Investment                                                                             Death Benefit
    12/31/95         $10,000.00           $ 1.156319            9,997.731             $11,560.57              $10,000.00
    12/31/96          10,000.00             1.547672           9,997.731              15,473.21               10,000.00






Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision Equity Income AUV




     Date       Initial Investment     Unit Value        Units Purchased    Intitial Total Value
    3/1/95          $10,000.00         $ 1.000037           9,999.630              $10,000

     Date           Cumulative         Unit Value          Units Held            Total Value        Guaranteed Minimum Death
                    Investment                                                                              Benefit
   12/31/95         $10,000.00         $ 1.222215           9,999.630            $12,221.70                $10,000.00
   12/31/96           10,000.00           1.388129          9,999.630              13,880.78                10,000.00






Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision Balanced AUV



      Date       Initial Investment     Unit Value       Units Purchased     Intitial Total Value
     3/1/95          $10,000.00         $ 0.975073          10,255.642              $10,000

      Date           Cumulative         Unit Value          Units Held            Total Value       Guaranteed Minimum Death
                     Investment                                                                              Benefit
    12/31/95         $10,000.00         $ 1.164800          10,255.642            $11,945.77               $10,000.00
    12/31/96           10,000.00           1.312218         10,255.642              13,457.64                10,000.00






Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision Swiss Franc AUV




      Date        Initial Investment      Unit Value       Units Purchased     Intitial Total Value
     11/1/95          $10,000.00          $ 1.000000          10,000.000              $10,000

      Date            Cumulative          Unit Value          Units Held            Total Value          Guaranteed Minimum
                      Investment                                                                           Death Benefit
    12/31/95          $10,000.00          $ 1.001476          10,000.000            $10,014.76               $10,000.00
    12/31/96            10,000.00            0.880598         10,000.000              8,805.98                10,000.00






Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision America Income AUV



      Date        Initial Investment      Unit Value       Units Purchased     Intitial Total Value
     3/1/95           $10,000.00          $ 0.996465          10,035.475              $10,000

      Date            Cumulative          Unit Value          Units Held            Total Value          Guaranteed Minimum
                      Investment                                                                           Death Benefit
    12/31/95          $10,000.00          $ 1.043081          10,035.475            $10,467.81               $10,000.00
    12/31/96            10,000.00            1.041725         10,035.475              10,454.21               10,000.00





Investment Illustrations
to 12/31/96

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


Pioneer Vision Money Market AUV




      Date       Initial Investment       Unit Value         Units Purchased     Intitial Total Value
     3/1/95          $10,000.00           $ 1.000076            9,999.240               $10,000

      Date           Cumulative           Unit Value           Units Held             Total Value        Guaranteed Minimum Death
                     Investment                                                                                   Benefit
    12/31/95         $10,000.00           $ 1.031243            9,999.240             $10,311.65                $10,000.00
    12/31/96           10,000.00             1.062621           9,999.240               10,625.40                 10,000.00



                                                        APPENDIX A

                                              MOODY'S CORPORATE BOND RATINGS


Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A posses many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA

Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal  although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions of changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC

The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

The rating CI is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-)

The rating from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                                                        APPENDIX B
                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.


Countries in the MSCI EMERGING MARKET FREE INDEX are: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea Free (at 50%), Malaysia, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela Free

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.


LIPPER BALANCED FUNDS INDEX

Equally-weighted performance indices, adjusted for capital gains distributions and income dividends of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
--------------------------------------------------------------------------------

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99
Dec 1996   23.07       28.84       17.62        3.58       23.96    21.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill
--------------------------------------------------------------------------------

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60
Dec 1996    -0.93           2.10            6.05      5.21     1.40       5.21

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1926          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1927          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1928          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1929          N/A          N/A           N/A             N/A            N/A            N/A              N/A
Dec 1930          N/A          N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A          N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A          N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A          N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A          N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A          N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A          N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A          N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A          N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A          N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A          N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A          N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A          N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A          N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A          N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A          N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A          N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A          N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A          N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A          N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A          N/A           N/A             N/A           20.59           N/A             3.90
Dec 1962          N/A          N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A          N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A          N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A          N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A          N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A          N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A          N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A          N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A          N/A           N/A             N/A           5.62            N/A             5.14
Dec 1971          N/A          N/A           N/A             N/A           13.90           N/A             5.30



                                      -58-

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                             RUSSELL                                      LIPPER      MSCI EMERGING
                              2000       WILSHIRE REAL    S&P MIDCAP     BALANCED     MARKETS FREE         BANK
              NAREIT-EQUITY   INDEX         ESTATE           400           FUND           INDEX       SAVINGS ACCOUNT
                                          SECURITIES        INDEX          INDEX
-----------------------------------------------------------------------------------------------------------------------
Dec 1972         8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973        -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974        -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30         N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59         N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42         N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34         N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86        43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37        38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981         6.00         2.03           7.18            N/A           1.86            N/A             10.71
Dec 1982         21.60        24.95         24.47           22.68          30.63           N/A             11.19
Dec 1983         30.64        29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93        -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10        31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16        5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64        -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49        24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989         8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990        -15.35       -19.51         -33.46          -5.12          0.66           10.55            7.80
Dec 1991         35.70        46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59        18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65        18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994         3.17         -1.82          1.64           -3.57          -2.05          7.32             4.96
Dec 1995         15.27        28.44         13.65           30.94          24.89          5.21             5.24
Dec 1996         35.26        16.53         36.87           19.20          13.01          6.03             4.95



Source:  Lipper

                                   APPENDIX C


                         ADDITIONAL PIONEER INFORMATION


         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.


         As of December 31, 1996, PMC employed a professional investment staff of 53, with a combined average of twelve years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1996, were approximately $15.8 billion representing 1,086,554 shareholder accounts, 722,661 non-retirement accounts and 363,893 retirement accounts.